Exhibit 99.1

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors

Olive Oils Direct International, Inc. (a Development Stage Company)

We have audited the accompanying balance sheets of Olive Oils Direct International, Inc. (a development stage company) (the "Company") as of February 28, 2013 and February 29, 2012, and the related statements of operations, changes in stockholders' equity, and cash flows for the year ended February 28, 2013 and for the period from April 15, 2011 (date of inception) through February 29, 2012 and for the period from April 15, 2011 (date of inception) through February 28, 2013. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.  We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatements.

The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.   Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Company as of February 28, 2013 and February 29, 2012 and the related results of its operations and its cash flows for the year ended February 28, 2013 and for the periods April 15, 2011 (date of inception) through February 29, 2012 and April 15, 2011 through February 28, 2013 in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. The Company has incurred a loss from operations in its initial period. This factor raises substantial doubt about the Company's ability to continue as a going concern. Management's plans in regard to this matter are described in Note 2. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

 /s/ Gruber & Company, LLC

Lake Saint Louis, Missouri

May 10, 2013

Olive Oils Direct International, Inc.

(a Development Stage Company)

Balance Sheet

	February 28, 2013	February 29, 2012
	Audited	Audited
Assets

Current assets
Cash and cash equivalents	$237	$64

Liabilities and Stockholders' Equity (Deficit)

Current liabilities
Accounts payable and accrued liabilities	1,176	0
Due to related party	13,045	0
Total current liabilities	14,221	0

Stockholders' Equity (Deficit)
Common stock, 500,000,000 shares authorized,
par value $.001, 400,000 shares issued and
outstanding	400	400
Additional paid-in capital	0	0
Deficit accumulated during the development stage	(14,384)	(336)
Total stockholders' equity (deficit)	(13,984)	64

Total liabilities and stockholders' equity (deficit)	$237	$64

Olive Oils Direct International, Inc.

(a Development Stage Company)

Statements of Operations

				For the period		For the period
				April 15, 2011		April 15, 2011
				(date of inception)		(date of inception)
		For the year ended		through		through
		February 28, 2013		February 29, 2012		February 28, 2013

Revenues	$	---	$	---	$	---

Expenses
Professional fees		11,717		---		11,717
Office and miscellaneous		2,331		336		2,667

Total expenses		14,048		336		14,384

Net loss		$(14,048)		$(336)		$(14,384)

Basic and diluted loss per common share		$(0.04)		$(0.00)		$(0.04)

Weighted average number of common shares used in per
share calculations		400,000		400,000		400,000

Olive Oils Direct International, Inc.

A Development Stage Company)

Statement of Changes in Stockholders' Equity

								Deficit
								accumulated
	Common			Additional		Other		during the	Total
	shares	Common		paid-in		Comprehensive		development	stockholders'
	outstanding	stock		capital		Loss		stage	equity/(deficit)

Common shares issued for
cash	400,000	$400	$	---	$	---	$	---	$400

Net loss for the period
April 15, 2011 through
February 29, 2012	---	---		---		---		(336)	(336)

Balance, February 29, 2012	400,000	$400		$0		$0		$(336)	$64

Net loss for the year ened
February 28, 2013	---	---		---		---		(14,048)	(14,048)

Balance, February 28, 2013	400,000	$400		$0		$0		$(14,384)	$(13,984)

Olive Oils Direct International, Inc.

(A Development Stage Company)

Statements of Cash Flows

				For the period		For the period
				April 15, 2011		April 15, 2011
				(date of inception)		(date of inception)
		For the year ended		through		through
		February 28, 2013		February 29, 2012		February 28, 2013

Cash flows used for operating activities
Net loss		$(14,048)		$(336)		$(14,384)
Adjustments to reconcile net loss to net cash provided
by operating activities:		0		0		0

Changes in operating assets and liabilities
Increase in accrued expenses		1,176		0		1,176

Cash flows used for operating activities		(12,872)		(336)		(13,208)

Cash flows from financing activities
Advances from related party		13,045		0		13,045
Proceeds from issuance of common stock		0		400		400

Cash flows from financing activities		13,045		400		13,445

Increase in cash and cash equivalents		173		64		237

Cash and cash equivalents - Beginning of period		64		---		---

Cash and cash equivalents - End of period		$237		$64		$237

Supplemental Disclosures regarding cash flows
Interest paid	$	---	$	---	$	---
Income taxes paid		---		---		---

Non-cash financing activities		---		---		---

Weighted average outstanding shares

Date	Shares	Value	Days O/S	Days available in Q/Y	Avg O/S
15-Apr	400,000	$400	319	319	400,000
29-Feb	0	$0	0	28	0

Feb 29, 2012					400,000

OLIVE OILS DIRECT INTERNATIONAL, INC.

(A Development Stage Company)

NOTES TO THE FINANCIAL STATEMENTS

FEBRUARY 28, 2013

Note 1 – Nature of Operations

Olive Oils Direct International, Inc. (the “Company” or “Olive Oils”) was incorporated under the laws of the State of Wyoming on April 15, 2011.  It is a start-up company intending to develop and operate a retail Internet Web site specializing in gourmet Italian food products that will initially include specialty olive oils, pastas, vinegars and other Italian gourmet food items and to offer cooking items, utensils, cooking tools and similar products from other countries in the future.

We are currently in the start-up phase of our business and are in the process of entering into arrangements and agreements to implement our business plan which is to proceed with the initial development of the Company and to complete Phase I of our business plan which will provide us with a fully functional e-commerce site to sell product inventoried by Olive Oils and products marketed by Olive Oils which may also be affiliated with several other large well established Internet retailers.

Olive Oils is an “development stage company” and is subject to compliance under ASC 915-15.  It is devoting its resources to establishing the new business, and its planned operations have not yet commenced; accordingly, no revenues have been earned during the period from April 15, 2011 (date of inception), to February 28, 2013.

Note 2 – Basis of Presentation and Going Concern

The accompanying financial statements have been prepared in accordance with United States generally accepted accounting principles for financial information and in accordance with Securities and Exchange Commission’s Regulation S-X.  They reflect all adjustments which are, in the opinion of the Company’s management, necessary for a fair presentation of the financial position and operating results as of and for the period April 15, 2011 (date of inception) to February 28, 2013.

The Company has limited operations and is considered to be in the development stage under ASC 915-15.  The functional currency is the United States dollar, and the financial statements are presented in United States dollars.

Our financial statements at February 28, 2013, and for the period from April 15, 2011 (date of inception), to February 28, 2013, have been prepared on a going concern basis, which contemplates the realization of assets and settlement of liabilities and commitments in the normal course of business.  The Company incurred a loss of $336 for the period from April 15, 2011 (date of inception), to February 28, 2013. It has not generated any revenues and no revenues are anticipated until we begin selling inventoried products.  These conditions raise substantial doubt as to the Company’s ability to continue as a going concern.

Management’s plans to support the Company in operation and to maintain its business strategy is to raise funds through public and private offerings and to rely on officers and directors to perform essential functions with minimal compensation.  If we do not raise all of the money we need from a public offering, we will have to find alternative sources, such as a private placement of securities, or loans from our officers, directors or others.  If we require additional cash and can’t raise it, we will either have to suspend operations until the cash is raised, or cease business entirely.

The accompanying financial statements do not include any adjustments related to the recoverability and classification of assets or the amounts and classifications of liabilities that might be necessary should the Company be unable to continue as a going concern.

OLIVE OILS DIRECT INTERNATIONAL, INC.

(A Development Stage Company)

NOTES TO THE FINANCIAL STATEMENTS

FEBRUARY 28, 2013

Note 3 – Summary of Significant Accounting Policies

Cash and cash equivalents

For purposes of the statement of cash flows, the Company considers all highly liquid investments purchased with an original maturity of three months or less to be cash equivalents.

Use of estimates

In preparing financial statements, management makes estimates and assumptions that affect the reported amounts of assets and liabilities in the balance sheet and revenues and expenses in the statement of operations.  Actual results could differ from those estimates.

Fair value of financial instruments and derivative financial instruments

ASC Topic 825 – Financial Instruments, formerly SFAS No. 107 - Disclosures About Fair Value of Financial Instruments defines the fair value of a financial instrument as the amount at which the instrument could be exchanged in a current transaction between willing parties. The carrying amounts of cash and current liabilities approximate fair value due to the short maturity of these items.  These fair value estimates are subjective in nature and involve uncertainties and matters of significant judgment, and, therefore, cannot be determined with precision.  Changes in assumptions could significantly affect these estimates.  The Company does not hold or issue financial instruments for trading purposes, nor does it utilize derivative instruments in the management of foreign exchange, commodity price, or interest rate market risks.

Income taxes

The Company adopted ASC Topic 740“Accounting for Income Taxes” as of inception.  We recognize deferred tax assets and liabilities based on differences between the financial reporting and tax bases of assets and liabilities using the enacted tax rates and laws that are expected to be in effect when the differences are expected to be recovered.  The Company provides a valuation allowance for deferred tax assets for which it does not consider realization of such assets to be more likely than not.

We currently have no issues that create timing differences that would mandate deferred tax expense. Net operating losses would create possible tax assets in future years. Due to the uncertainty as to the utilization of net operating loss carry forwards, a valuation allowance has been made to the extent of any tax benefit that net operating losses may generate.

No provision for income taxes has been recorded due to the net operating loss carry forwards totalling approximately $14,384 as of February 28, 2013, that will be offset against future taxable income. The available net operating loss carry forwards of approximately $14,384 expire in various years through 2030. No tax benefit has been reported in the financial statements because the Corporation believes there is a 50% or greater chance the carry forwards will expire unused.

Basic and diluted net loss per share

The Company computes net income (loss) per share in accordance with ASC Topic 260 “Earnings per Share”.  The basic net loss per common share is computed by dividing the net loss by the weighted average number of common shares outstanding.  Diluted net loss per share gives effect to all dilutive potential common shares outstanding during the period using the “as if converted” basis.  For the period April 15, 2011 (date of inception), through February 28, 2013, there were no potential dilutive securities.

OLIVE OILS DIRECT INTERNATIONAL, INC.

(A Development Stage Company)

NOTES TO THE FINANCIAL STATEMENTS

FEBRUARY 28, 2013

Concentration of Credit Risk

Financial instruments, which potentially subject the Company to concentrations of credit risk, consist of cash and cash equivalents.  We place our cash with high quality financial institutions and at times may exceed the FDIC insurance limit.

Special purpose entities

The Company does not have any off-balance sheet financing activities.

Impairment or Disposal of Long-Lived Assets

In August 2001, ASC Topic “Accounting for the Impairment or Disposal of Long-Lived Assets” became effective. which clarifies the accounting for the impairment of long-lived assets and for long-lived assets to be disposed of, including the disposal of business segments and major lines of business. Long-lived assets are reviewed when facts and circumstances indicate that the carrying value of the asset may not be recoverable. When necessary, impaired assets are written down to their estimated fair value based on the best information available.

Stock Based Compensation

The Company accounts for its stock-based compensation in accordance with ASC Topic “Share-Based Payment” We will recognize in the statement of operations the grant-date fair value of stock options and other equity-based compensation issued to employees and non-employees. Olive Oils did not grant any new employee options and no options were cancelled or exercised during the period April 15, 2011 (date of inception) through February 28, 2013.  As of February 28, 2013, there were no options outstanding.

Business segments

ASC Topic “Disclosures About Segments of an Enterprise and Related Information” establishes standards for the way that public companies report information about operating segments in annual financial statements and requires reporting of selected information about operating segments in interim financial statements issued to the public.  It also establishes standards for disclosures regarding products and services, geographic areas and major customers.  The Company has evaluated the requirements of this ASC topic, and has determined that it is not applicable.

Start-up expenses

The Company has adopted ASC Topic “Reporting the Costs of Start-up Activities”, which requires that costs associated with start-up activities be expensed as incurred.  Accordingly, start-up costs associated with our formation have been included in our office and miscellaneous expenses for the period from April 15, 2011 (date of inception), through February 28, 2013.

Foreign currency translation

The Company’s functional and reporting currency is the United States dollar.  Our financial statements are translated to United States dollars in accordance with ASC Topic “Foreign Currency Translation”.  Monetary assets and liabilities denominated in foreign currencies are translated using the exchange rate prevailing at the balance sheet date.  Gains and losses arising on translation or settlement of foreign currency denominated transactions or balances are included in the determination of income.

OLIVE OILS DIRECT INTERNATIONAL, INC.

(A Development Stage Company)

NOTES TO THE FINANCIAL STATEMENTS

FEBRUARY 28, 2013

Recently issued accounting pronouncements

In June 2011, the FASB issued ASU 2011-05, “Comprehensive Income (Topic 220): Presentation of Comprehensive Income”, which is effective for annual reporting periods beginning after December 15, 2011. ASU 2011-05 became effective for the Company on February 29, 2012. This guidance eliminates the option to present the components of other comprehensive income as part of the statement of changes in stockholders’ equity. In addition, items of other comprehensive income that are reclassified to profit or loss are required to be presented separately on the face of the financial statements. This guidance is intended to increase the prominence of other comprehensive income in financial statements by requiring that such amounts be presented either in a single continuous statement of income and comprehensive income or separately in consecutive statements of income and comprehensive income. The adoption of ASU 2011-05 is not expected to have a material impact on our financial position or results of operations.

In December 2011, the FASB issued ASU 2011-12, “Deferral of the Effective Date for Amendments to the Presentation of Reclassifications of Items out of Accumulated Other Comprehensive Income” in Accounting Standards Update No. 2011-05. This update defers the requirement to present items that are reclassified from accumulated other comprehensive income to net income in both the statement of income where net income is presented and the statement where other comprehensive income is presented. The adoption of ASU 2011-12 is not expected to have a material impact on our financial position or results of operations.

In December 2011, the FASB issued ASU No. 2011-11 “Balance Sheet: Disclosures about Offsetting Assets and Liabilities” (“ASU 2011-11”). This Update requires an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. The objective of this disclosure is to facilitate comparison between those entities that prepare their financial statements on the basis of U.S. GAAP and those entities that prepare their financial statements on the basis of IFRS. The amended guidance is effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. The Company is currently evaluating the impact, if any, that the adoption of this pronouncement may have on its results of operations or financial position.

There are no other new accounting pronouncements adopted or enacted during the period April 15, 2011 (date of inception) through February 28, 2013, that had, or are expected to have, a material impact on our financial statements.

Note 4 – Common stock transactions

Activity for the period April 15, 2011 (date of inception), to February 28, 2013

On April 15, 2012 the Company issued 400,000 shares of common stock under Section 4(2) of the Securities Act at a price of $0.001 per share to it’s founder for $400 in cash.

Activity for the period March 1, 2013 (date of inception), to February 28, 2013

No shares were issued during this period

Note 5 – Related party transactions

The Company issued a total of 400,000 shares of its restricted common stock to its director for $400 ($0.001 per share) as founder shares. (Note 4).

As of February 28, 2013 the Company’s major stockholder has advanced $13,045 to the Company on an interest free basis with no due date.

OLIVE OILS DIRECT INTERNATIONAL, INC.

(A Development Stage Company)

NOTES TO THE FINANCIAL STATEMENTS

FEBRUARY 28, 2013

Note 6 – Income taxes

The Company has losses carried forward for income tax purposes.  There are no current or deferred income tax expenses for the period April 15, 2011 (date of inception) through February 28, 2013, due to our loss position.  We have fully reserved for any benefits of these losses.  Realization of the future tax benefits related to the deferred tax assets is dependent on our ability to generate taxable income within the net operating loss carry-forward period.

Note 7 – Subsequent Events

On March 4, 2013 Baoshinn Corporation (“Baoshinn”), a Nevada registered entity which is headquartered in Hong Kong, acquired all the outstanding stock of Olive Oils. In accordance with the terms of the Exchange Agreement between the parties, certain Baoshinn shareholders (the “Baoshinn Selling Shareholders”) transferred 1,485,000 shares of the common stock of Baoshinn (the “Baoshinn Shares”) to the shareholders of Olive Oils (the “Olive Oils Shareholders”). In return, the Olive Oils Shareholders transferred all of the outstanding shares of common stock of Olive Oils to Baoshinn, and paid $100,000.00 in cash to the Baoshinn Selling Shareholders. In addition, immediately prior to the closing of the acquisition, Baoshinn spun off its operating subsidiary, Hong Kong Holdings, Inc., to its shareholders. Olive Oils is now a wholly-owned subsidiary of Baoshinn.

There are no other subsequent events reportable as of the date of this report.